Boston Private Reports First Quarter 2020 Results

First Quarter 2020 Highlights include:

•Net income of $0.8 million, or $0.01 per diluted share
•Return on average common equity (non-GAAP) of 0.4%
•Return on average tangible common equity (non-GAAP) of 0.7%
•Average total deposits of $7.1 billion, a 5% increase year-over-year
•Average total loans of $7.0 billion, a 2% increase year-over-year
•Total assets under management/advisory (“AUM”) of $14.5 billion, a 10% decrease year-over-year
•Total net flows of $150 million, $176 million of which was attributable to the Wealth Management and Trust segment
•On January 1, 2020, the Company adopted the Current Expected Credit Loss ("CECL") accounting standard
•Provision for credit losses of $18.8 million ($0.16 per share after tax impact), which includes $17.0 million of provision for loan loss expense and $1.8 million of Other expense for unfunded loan commitments, reflecting the impact of the COVID-19 pandemic
•$12.8 million of shares repurchased, completing the remaining availability under the existing program

Boston, MA - April 29, 2020 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported first quarter 2020 Net income attributable to the Company of $0.8 million, compared to $21.2 million for the fourth quarter of 2019 and $19.4 million for the first quarter of 2019. First quarter 2020 Diluted earnings per share were $0.01, compared to $0.26 in the fourth quarter of 2019 and $0.25 in the first quarter of 2019.
“I am extremely proud of the commitment and dedication shown by the Boston Private employees throughout the COVID-19 pandemic,” said Anthony DeChellis, CEO of Boston Private. “Many of our employees have worked around the clock in difficult circumstances to deliver much needed capital and advice to our clients as we navigate this crisis together.
“This quarter’s results reflect the implementation of CECL and a reserve build related to the uncertain outlook of the pandemic’s impact on our economy. Before the reserve build, our Company demonstrated net interest income growth and expense discipline, while generating positive net flows in our Wealth Management & Trust business.”

Summary Financial Results - Reported
				% Change
($ in millions, except for per share data)	1Q20	4Q19	1Q19	LQ	Y/Y
Net income	$0.8	$21.2	$19.4	(96)%	(96)%
Diluted earnings per share	$0.01	$0.26	$0.25	(96)%	(96)%

Non-GAAP Financial Measures:
Pre-tax, pre-provision income	$17.9	$24.5	$23.0	(27)%	(22)%
Return on average common equity ("ROACE")	0.4%	10.3%	10.3%
Return on average tangible common equity ("ROATCE")	0.7%	11.5%	11.6%
The Company's reported financial results decreased linked quarter and year-over-year primarily as a result of the total provision for credit losses of $18.8 million in the first quarter of 2020. $1.8 million of the provision for credit loss expense related to unfunded commitments was recognized as noninterest expense, which negatively impacted first quarter 2020 Pre-tax, pre-provision income.
In addition to presenting the Company’s results in conformity with GAAP, the Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector. For additional information on non-GAAP measures, see page 5. A reconciliation of GAAP to non-GAAP results can be found beginning on page 15.

Summary Financial Results - Operating Basis (non-GAAP)
				% Change
($ in millions, except for per share data)	1Q20	4Q19[1]	1Q19[2]	LQ	Y/Y
Net income	$0.8	$20.5	$20.7	(96)%	(96)%
Diluted earnings per share	$0.01	$0.25	$0.27	(96)%	(96)%

Pre-tax, pre-provision income	$17.9	$23.4	$24.7	(23)%	(28)%
Return on average common equity	0.4%	9.9%	11.0%
Return on average tangible common equity	0.7%	11.1%	12.4%
[1]4Q19 results adjusted to exclude the net after-tax impact of $1.1 million gain related to the revaluation of a receivable from the divestiture of Bingham, Osborn & Scarborough, LLC ("BOS")
[2]1Q19 results adjusted to exclude the net after-tax impact of $1.6 million restructuring expense

Net Interest Income and Margin
				% Change
($ in millions)	1Q20	4Q19	1Q19	LQ	Y/Y
Net interest income	$57.3	$56.1	$58.3	2%	(2)%
Less: Interest recovered on previous nonaccrual loans	—	—	0.3	(71)%	(97)%
Core net interest income (non-GAAP)	$57.3	$56.1	$58.1	2%	(1)%

Net interest margin	2.76%	2.70%	2.90%
Core net interest margin (non-GAAP)	2.76%	2.70%	2.89%
Net interest income for the first quarter of 2020 was $57.3 million, a 2% increase linked quarter and a 2% decrease year-over-year. The linked quarter increase was driven by lower funding costs, partially offset by lower interest on earning assets.
The Company’s Net interest margin increased 6 basis points on a linked quarter basis to 2.76% driven by higher net interest income while interest-earning assets remained generally flat. The Company's total cost of funds declined 16 basis points from 0.99% to 0.83% as a result of lower deposit costs and higher average deposit balances that replaced higher cost borrowings.

Noninterest Income
				% Change
($ in millions)	1Q20	4Q19	1Q19	LQ	Y/Y
Wealth management and trust fees	$18.4	$18.7	$19.1	(2)%	(4)%
Investment management fees	1.9	2.6	2.7	(25)%	(27)%
Private banking fees [3]	2.6	3.5	2.6	(26)%	1%
Total core fees and income	$22.9	$24.8	$24.3	(8)%	(6)%
Total other income	(1.4)	2.0	1.0	nm	nm
Total noninterest income	$21.5	$26.8	$25.2	(20)%	(15)%

Memo: Excluding Notable Items
Wealth management and trust fees	$18.4	$18.7	$19.1	(2)%	(4)%
Investment management fees	1.9	2.6	2.7	(25)%	(27)%
Private banking fees [3]	2.6	3.5	2.6	(26)%	1%
Total core fees and income	$22.9	$24.8	$24.3	(8)%	(6)%
Total other income (non-GAAP) [4]	(1.4)	0.9	1.0	nm	nm
Total noninterest income (non-GAAP) [4]	$21.5	$25.7	$25.2	(16)%	(15)%
nm = not meaningful
[3] Private banking fees includes Other banking fee income and Gain/(loss) on sale of loans, net [4] Excludes $1.1 million gain related to revaluation of a receivable from the divestiture of BOS in 4Q19
Total core fees and income for the first quarter of 2020 was $22.9 million, an 8% decrease linked quarter. The linked quarter decrease was primarily driven by lower Investment management fees and lower revenue associated with the gain on sale of loans, which was elevated during the fourth quarter of 2019 as a result of a residential loan sale.

Total other income of $(1.4) million during the first quarter of 2020 was negative as a result of market-related valuation adjustments on derivatives and securities related to the Company's Deferred Compensation Plan.

Assets Under Management / Advisory
				% Change
($ in millions)	1Q20	4Q19	1Q19	LQ	Y/Y
Wealth Management and Trust	$13,497	$15,224	$14,564	(11)%	(7)%
Other [6]	1,016	1,544	1,558	(34)%	(35)%
Total assets under management / advisory	$14,513	$16,768	$16,122	(13)%	(10)%
[6] Includes results from Dalton, Greiner, Hartman, Maher & Co, LLC ("DGHM")
Total assets under management / advisory were $14.5 billion at the end of the first quarter of 2020, a 13% decrease linked quarter and 10% decrease year-over-year. The linked quarter and year-over-year decreases were primarily driven by lower equity market values.
Total net flows were $150.0 million during the first quarter of 2020, $176.0 million of which was attributable to the Wealth Management and Trust segment.

Noninterest Expense
				% Change
($ in millions)	1Q20	4Q19	1Q19	LQ	Y/Y
Salaries and employee benefits	$35.1	$34.2	$35.7	3%	(2)%
Occupancy and equipment	7.6	7.6	8.3	1%	(8)%
Information systems	6.7	6.5	5.9	4%	15%
Professional services	3.6	3.9	3.6	(8)%	1%
Marketing and business development	1.9	2.0	1.1	(6)%	74%
Amortization of intangibles	0.7	0.7	0.7	6%	6%
FDIC insurance	—	—	0.7	(100)%	(100)%
Restructuring	—	—	1.6	—%	(100)%
Other	5.2	3.6	3.0	44%	75%
Total noninterest expense	$60.9	$58.5	$60.6	4%	1%

Memo: Excluding Notable Items
Restructuring[2]	—	—	1.6	nm	(100)%
Total noninterest expense (non-GAAP)	$60.9	$58.5	$58.9	4%	3%
[2]1Q19 results adjusted to exclude the net after-tax impact of $1.6 million restructuring expense
Total noninterest expense for the first quarter of 2020 was $60.9 million, which includes $1.8 million of provision expense related to unfunded loan commitments recognized in Other expense. Total noninterest expense increased 4% linked quarter primarily driven by the $1.8 million provision expense and seasonal compensation expense.
Total noninterest expense (non-GAAP) increased 3% year-over-year primarily driven by the $1.8 million provision expense and higher Information systems expense from new initiatives.

Income Tax Expense

The Company's effective tax rate for the first quarter of 2020 was 11.2%. This rate is lower than prior quarters of 2019 primarily because net tax benefits had a more significant impact on the effective tax rate as a result of lower levels of pre-tax income in 2020 as compared to 2019.

Loans and Deposits - QTD Averages
				% Change
($ in millions)	1Q20	4Q19	1Q19	LQ	Y/Y
Commercial and industrial	$1,149	$1,142	$1,070	1%	7%
Commercial real estate	2,582	2,562	2,398	1%	8%
Construction and land	233	217	211	8%	10%
Residential	2,851	2,935	2,973	(3)%	(4)%
Home equity	86	85	91	2%	(5)%
Other consumer	132	132	134	—%	(1)%
Total loans	$7,034	$7,073	$6,877	(1)%	2%

Non-interest bearing deposits	2,046	2,002	1,975	2%	4%
Interest bearing deposits	5,061	4,957	4,792	2%	6%
Total deposits	$7,107	$6,959	$6,767	2%	5%

Non-interest bearing deposits as a % of Total deposits	29%	29%	29%
The average loan to average deposit ratio declined linked quarter from 101.6% to 99.0% as a result of first quarter 2020 deposit inflows and a linked quarter decline in loans, primarily driven by a residential loan sale late in the fourth quarter of 2019.
Average total loans in the first quarter of 2020 increased 2% year-over-year, primarily driven by growth in commercial real estate and commercial and industrial loans, partially offset by a decline in residential loans.
Average total deposits in the first quarter of 2020 increased 5% year-over-year, primarily driven by an increase in money market accounts and non-interest bearing deposits, partially offset by a decline in brokered certificates of deposits.
The cost of total deposits was 0.72%, a decrease of 14 basis points linked quarter and 12 basis points year-over-year.

Provision and Asset Quality

($ in millions)	1Q20	4Q19	3Q19	2Q19	1Q19
Provision/(credit) for loan losses	$17.0	$(3.7)	$0.2	$1.4	$(1.4)
Total net loans (charged-off)/ recovered	(0.3)	0.3	0.1	(0.1)	(0.1)
Total nonaccrual loans	24.3	16.1	17.6	17.2	12.0
Total criticized and classified loans	204.9	126.0	139.0	141.7	141.3
Total loans 30-89 days past due and accruing	14.9	25.9	4.2	2.4	17.7

Ratios:
Allowance for loan losses as a % of Total loans	0.97%	1.03%	1.07%	1.06%	1.07%
Nonaccrual loans as a % of Total loans	0.35%	0.23%	0.25%	0.24%	0.17%
On January 1, 2020, the Company adopted the Current Expected Credit Loss accounting standard ("CECL"). Under this standard, the allowance for credit losses reflects expected credit losses over the life of loans and incorporates macroeconomic forecasts as well as historical loss rates. The adoption of CECL resulted in a net decrease in reserves of $19.0 million.
During the first quarter of 2020, the Company recognized a total provision for credit losses and unfunded loan commitments expense of $18.8 million, which includes a provision for loan loss expense of $17.0 million and $1.8 million for unfunded loan commitments, which is recognized as Other expense within Noninterest expense. The provision expense calculated under the CECL methodology was driven by the changes in economic projections late in the first quarter of 2020 to reflect the impact of the COVID-19 pandemic. This quarter's Provision for loan loss expense of $17.0 million compares to a provision credit of $3.7 million in the fourth quarter of 2019 and $1.4 million in the first quarter of 2019, both from the prior accounting basis.
Total net loans charged-off for the quarter was $0.3 million, compared to net loans recovered of $0.3 million in the fourth quarter of 2019 and net loans charged-off of $0.1 million in the first quarter of 2019.

Total nonaccrual loans as of March 31, 2020 was $24.3 million, or 35 basis points of Total loans, compared to $16.1 million, or 23 basis points of Total loans, as of December 31, 2019, and $12.0 million, or 17 basis points of Total loans, as of March 31, 2019.
Total criticized and classified loans as of March 31, 2020 was $204.9 million, an increase of $78.8 million, or 63%, linked quarter and $63.6 million, or 45%, year-over-year.

Capital

($ in millions, except for share and per share data)	1Q20	4Q19	3Q19	2Q19	1Q19
Tangible common equity/ Tangible assets (non-GAAP)	8.8%	8.6%	8.6%	8.4%	8.3%
Tangible book value per share (non-GAAP)	$9.31	$9.02	$8.90	$8.71	$8.47

Regulatory Capital Ratios: [7]
Tier 1 common equity	11.2%	11.4%	11.2%	11.2%	11.4%
Total risk-based capital	13.8%	14.1%	13.9%	13.9%	14.2%
Tier 1 risk-based capital	12.7%	13.0%	12.8%	12.7%	13.0%
Tier 1 leverage capital	9.7%	9.8%	9.7%	9.6%	9.7%

Common Equity Repurchase Program:
Total shares of common stock repurchased	1,565,060	—	678,165	—	—
Average price paid per share of common stock	$8.18	—	$10.61	—	—
Aggregate repurchases of common stock	$12.8	—	$7.2	—	—
[7] Current quarter information is presented based on estimated data.
During the first quarter of 2020, the Company completed the remainder of the $20.0 million share repurchase program by repurchasing $12.8 million of common stock. The Company repurchased 1,565,060 shares of common stock at an average cost of $8.18 per share during the quarter.
Tangible book value per share (non-GAAP) as of March 31, 2020 increased 3% linked quarter and 10% year-over-year to $9.31. The linked quarter and year-over year increases in Tangible book value per share were primarily driven by increased Accumulated other comprehensive income, increased Retained earnings, and the impact of the share repurchase program on total shares outstanding.

Dividend Payments
Concurrent with the release of first quarter 2020 earnings, the Board of Directors of the Company declared a cash dividend payable to common shareholders of $0.12 per share. The record date for this dividend is May 8, 2020, and the payment date is May 22, 2020.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.
These non-GAAP financial measures include: return on average common equity; return on average tangible common equity; pre-tax, pre-provision income; net interest income and net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as core net interest income, and core net interest margin, respectively; tangible common equity / tangible assets, total noninterest expense excluding intangibles and restructuring, if any; the efficiency ratio excluding amortization and intangibles, and restructuring, if any; net income attributable to the Company excluding notable items; net income attributable to the common shareholders, treasury stock method, excluding notable items; diluted earnings per share excluding notable items.
A detailed reconciliation table of the Company’s GAAP to non-GAAP measures is included in the tables of this release and beginning on page 15 of the attached financial statements.

Conference Call
Management will hold a conference call at 8:00 a.m. Eastern Time on Thursday, April 30, 2020, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 6465914

Replay Information:
Available from April 30, 2020 at 12:00 p.m. Eastern Time until May 7, 2020
Dial In #: (877) 344-7529
Conference Number: 10142181

The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.

About Boston Private
Boston Private is a leading provider of integrated wealth management, trust and banking services to individuals, families, businesses and nonprofits.
For more than 30 years, Boston Private has delivered comprehensive advice coupled with deep technical expertise to help clients simplify their lives and achieve their goals. The firm offers the capabilities of a large institution with the superior service of a boutique firm to clients across the United States. The Company has total assets of greater than $8 billion, and manages over $14 billion of client assets.
Boston Private is the corporate brand of Boston Private Financial Holdings, Inc. (NASDAQ: BPFH).
For more information, visit www.bostonprivate.com.

Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy; evaluations of interest rate trends and future liquidity; expectations as to changes in assets, deposits and results of operations; the impact of the COVID-19 pandemic; future operations; market position and financial position; and prospects, plans and objectives of management. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, the negative impacts and disruptions of the COVID-19 pandemic and measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations; the length and extent of the economic contraction as a result of the COVID-19 pandemic; continued deterioration in general business and economic conditions on a national basis and in the local markets in which the Company operates; changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives; continued turbulence in the capital and debt markets; changes in interest rates; increases in loan defaults and charge-off rates; decreases in the value of securities and other assets; changes in loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; changes in regulation; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; risks that goodwill and intangibles recorded in the Company’s financial statements will become impaired; the risk that the Company’s deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.
###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Balance Sheets
Unaudited ($ in thousands, except share and per share data)
	1Q20	4Q19	3Q19	2Q19	1Q19
ASSETS:
Cash and cash equivalents	$61,714	$292,479	$78,010	$65,756	$96,211
Investment securities available-for-sale	993,166	978,284	935,538	966,731	981,951
Investment securities held-to-maturity	45,395	48,212	51,379	54,482	67,548
Equity securities at fair value	23,080	18,810	21,780	19,092	7,491
Stock in Federal Home Loan Bank and Federal Reserve Bank	45,273	39,078	47,756	64,453	47,053
Loans held for sale	7,671	7,386	6,658	3,640	280
Loans	7,043,338	6,976,704	7,067,151	7,080,260	6,926,968
Less: Allowance for loan losses	68,211	71,982	75,359	75,067	73,814
Loans, net of allowance for loan losses	6,975,127	6,904,722	6,991,792	7,005,193	6,853,154
Premises and equipment, net	43,544	44,527	42,658	40,244	42,938
Goodwill	57,607	57,607	57,607	57,607	57,607
Intangible assets, net	9,637	10,352	10,622	10,884	11,555
Accrued interest receivable	24,054	24,175	24,851	26,411	25,935
Deferred income taxes, net	5,630	11,383	15,704	17,183	22,844
Right-of-use assets	98,896	102,075	107,045	110,880	104,644
Other assets	355,532	291,411	299,544	270,317	252,932
TOTAL ASSETS	$8,746,326	$8,830,501	$8,690,944	$8,712,873	$8,572,143

LIABILITIES:
Deposits	$6,835,572	$7,241,476	$6,658,242	$6,437,963	$6,779,845
Securities sold under agreements to repurchase	45,319	53,398	48,860	62,372	58,329
Federal funds purchased	145,000	—	230,000	135,000	—
Federal Home Loan Bank borrowings	491,254	350,829	570,904	920,068	615,070
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Lease liabilities	113,574	117,214	122,799	126,740	120,162
Other liabilities	180,452	140,820	143,607	124,370	112,893
TOTAL LIABILITIES	7,917,534	8,010,100	7,880,775	7,912,876	7,792,662

REDEEMABLE NONCONTROLLING INTERESTS (“RNCI”)	—	1,383	1,481	1,786	662
SHAREHOLDERS' EQUITY:
Common stock, $1.00 par value; authorized: 170,000,000 shares	81,800	83,266	83,242	83,774	83,774
Additional paid-in capital	593,167	600,708	599,877	603,869	604,288
Retained earnings	131,761	127,469	116,210	106,443	97,155
Accumulated other comprehensive income/(loss)	22,064	7,575	9,359	4,125	(6,398)
TOTAL SHAREHOLDERS' EQUITY	828,792	819,018	808,688	798,211	778,819
TOTAL LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$8,746,326	$8,830,501	$8,690,944	$8,712,873	$8,572,143

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Income Statements
Unaudited ($ in thousands, except share and per share data)
	1Q20	4Q19	3Q19	2Q19	1Q19
REVENUE:
Interest income	$73,082	$75,291	$77,604	$78,728	$76,824
Interest expense	15,825	19,166	21,451	21,268	18,486
Net interest income	57,257	56,125	56,153	57,460	58,338
Provision/(credit) for loan losses [8]	16,962	(3,668)	167	1,363	(1,426)
Net interest income after provision/(credit) for loan losses	40,295	59,793	55,986	56,097	59,764

Wealth management and trust fees [9]	18,371	18,720	19,067	18,912	19,058
Investment management fees	1,925	2,554	2,496	2,455	2,650
Private banking fee income	2,490	2,924	2,658	2,867	2,499
Gain on sale of loans, net	100	557	934	58	73
Total core fees and income	22,886	24,755	25,155	24,292	24,280
Total other income	(1,365)	2,038	(29)	88	968
TOTAL REVENUE [10]	78,778	82,918	81,279	81,840	83,586

NONINTEREST EXPENSE:
Salaries and employee benefits	35,096	34,186	31,684	32,706	35,726
Occupancy and equipment	7,646	7,578	8,260	7,852	8,348
Information systems	6,725	6,476	5,169	5,137	5,860
Professional services	3,601	3,920	4,435	3,313	3,560
Marketing and business development	1,890	2,017	1,403	1,934	1,085
Amortization of intangibles	715	676	671	672	672
FDIC insurance	—	(19)	59	585	660
Restructuring	—	—	—	—	1,646
Other [8]	5,235	3,623	3,856	3,460	2,996
TOTAL NONINTEREST EXPENSE	60,908	58,457	55,537	55,659	60,553

INCOME BEFORE INCOME TAXES	908	28,129	25,575	24,818	24,459
Provision for income taxes	102	6,788	5,517	5,369	4,917
Net income before attribution to noncontrolling interests	806	21,341	20,058	19,449	19,542
Less: Net income attributable to noncontrolling interests	6	97	96	69	100
NET INCOME ATTRIBUTABLE TO THE COMPANY	$800	$21,244	$19,962	$19,380	$19,442

Adjustments, treasury stock method [11]	414	98	304	(816)	1,557
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$1,214	$21,342	$20,266	$18,564	$20,999

COMMON SHARE DATA:
Weighted average basic shares outstanding	83,005,064	83,238,982	83,631,403	83,565,780	83,285,095
Weighted average diluted shares outstanding [12]	83,318,041	83,637,786	83,956,708	84,048,972	84,010,450
Diluted earnings per share	$0.01	$0.26	$0.24	$0.22	$0.25

8 In the first quarter of 2020, there was a $17.0 million provision expense for loan losses. Additionally, there was a $1.8 million provision expense related to the off-balance sheet commitments included in Other expenses.

[9] Wealth management and trust fees consists of revenue from Boston Private Wealth LLC ("BPW"), KLS Professional Advisors Group, LLC ("KLS") through the effective date of its merger with BPW, and the trust operations of Boston Private Bank & Trust Company.

[10] Total revenue is the sum of Net interest income, Total core fees and income, and Total other income.

[11] Adjustments to Net income attributable to the Company to arrive at Net income attributable to common shareholders, treasury stock method, as presented in these tables, include decrease/(increase) in Noncontrolling interests redemption value.

[12] For a description of the Company's policies regarding Diluted earnings per share, please refer to Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Financial Highlights
Unaudited ($ in thousands, except share and per share data)
	1Q20	4Q19	3Q19	2Q19	1Q19
KEY STATISTICS:
Return on average assets (non-GAAP) [12]	0.04%	0.96%	0.91%	0.90%	0.93%
ROACE (non-GAAP) [12]	0.39%	10.29%	9.80%	9.83%	10.29%
ROATCE (non-GAAP) [12]	0.72%	11.51%	10.99%	11.06%	11.63%
Efficiency ratio (non-GAAP) [12]	76.4%	69.7%	67.5%	67.2%	69.7%
Noninterest income to total revenue	27.3%	32.3%	30.9%	29.8%	30.2%

Net interest margin	2.76%	2.70%	2.72%	2.78%	2.90%
Average loan to average deposit ratio	99.0%	101.6%	105.9%	106.6%	101.6%
Cost of total deposits	0.72%	0.86%	0.92%	0.88%	0.84%
Cost of interest-bearing deposits	1.02%	1.20%	1.31%	1.25%	1.19%
Cost of total funding	0.83%	0.99%	1.12%	1.11%	1.00%

Allowance for loan loss / Total loans	0.97%	1.03%	1.07%	1.06%	1.07%
Nonperforming loans / Total loans	0.35%	0.23%	0.25%	0.24%	0.17%
Net (charge-offs)/recoveries / Total loans [12]	(0.02)%	0.02%	0.01%	(0.01)%	—%

CAPITAL HIGHLIGHTS:
Tier 1 common equity [7]	$742,044	$745,926	$732,980	$726,872	$717,138
Tier 1 capital [7]	$842,066	$846,337	$833,431	$827,299	$817,600
Total capital [7]	$914,572	$919,573	$910,076	$903,675	$892,764

Risk-weighted assets ("RWA") [7]	$6,627,338	$6,530,804	$6,533,884	$6,491,184	$6,304,444
Average assets for leverage [7]	$8,691,254	$8,659,944	$8,588,358	$8,617,803	$8,447,143

Tier 1 common equity ratio [7]	11.20%	11.42%	11.22%	11.20%	11.38%
Tier 1 risk-based capital ratio [7]	12.71%	12.96%	12.76%	12.74%	12.97%
Total risk-based capital ratio [7]	13.80%	14.08%	13.93%	13.92%	14.16%
Tier 1 leverage capital ratio [7]	9.69%	9.77%	9.70%	9.60%	9.68%

Total equity / Total assets	9.48%	9.27%	9.30%	9.16%	9.09%
Tangible common equity / Tangible assets (non-GAAP)	8.77%	8.57%	8.59%	8.44%	8.35%

End of period market price per share	$7.15	$12.03	$11.66	$12.07	$10.96
End of period shares outstanding	81,800,486	83,265,674	83,241,952	83,774,335	83,773,650
Book value per common share	$10.13	$9.84	$9.71	$9.53	$9.30
Tangible book value per share (non-GAAP)	$9.31	$9.02	$8.90	$8.71	$8.47

Common Equity Repurchase Program:
Total shares of common stock repurchased	1,565,060	—	678,165	—	—
Average price paid per share of common stock	$8.18	$—	$10.61	$—	$—
Aggregate repurchases of common stock ($ in millions)	$12.8	$—	$7.2	$—	$—

[7] Current quarter capital highlights are presented based on estimated data. [12] Annualized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated AUM and Balance Sheet - End of Period Balances
Unaudited ($ in thousands)
	1Q20	4Q19	3Q19	2Q19	1Q19
ASSETS UNDER MANAGEMENT AND ADVISORY ("AUM"):
Wealth Management and Trust	$13,497,000	$15,224,000	$14,695,000	$14,649,000	$14,564,000
Other	1,016,000	1,544,000	1,533,000	1,550,000	1,558,000
TOTAL AUM	$14,513,000	$16,768,000	$16,228,000	$16,199,000	$16,122,000

AUM Rollforward:
Beginning balance	$16,768,000	$16,228,000	$16,199,000	$16,122,000	$15,921,000
Net flows	150,000	(209,000)	(137,000)	(269,000)	(963,000)
Market	(2,405,000)	749,000	166,000	346,000	1,164,000
Ending balance	$14,513,000	$16,768,000	$16,228,000	$16,199,000	$16,122,000

AUM Net Flows:
Wealth Management and Trust	$176,000	$(114,000)	$(100,000)	$(233,000)	$(580,000)
Other	(26,000)	(95,000)	(37,000)	(36,000)	(383,000)
TOTAL NET FLOWS	$150,000	$(209,000)	$(137,000)	$(269,000)	$(963,000)

DEPOSITS:
Demand deposits (non-interest bearing)	$2,020,440	$1,971,013	$1,947,363	$1,854,091	$2,016,838
Savings and NOW	653,006	646,199	666,107	631,166	673,954
Money market	3,468,701	3,969,330	3,366,623	3,228,608	3,302,244
Certificates of deposit	693,425	654,934	678,149	724,098	786,809
TOTAL DEPOSITS	$6,835,572	$7,241,476	$6,658,242	$6,437,963	$6,779,845

LOANS:
Commercial and industrial	$670,744	$694,034	$695,029	$656,186	$615,370
Commercial tax exempt	445,319	447,927	448,488	450,307	449,492
Commercial real estate	2,626,299	2,551,274	2,533,346	2,530,556	2,439,048
Construction and land	238,293	225,983	209,741	200,378	210,618
Residential	2,841,926	2,839,155	2,964,042	3,025,758	2,993,132
Home equity	89,350	83,657	84,432	89,930	88,620
Consumer	131,407	134,674	132,073	127,145	130,688
TOTAL LOANS	$7,043,338	$6,976,704	$7,067,151	$7,080,260	$6,926,968

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Asset Quality
Unaudited ($ in thousands)
	1Q20	4Q19	3Q19	2Q19	1Q19
CHARGE-OFFS:
Loan charge-offs	$(528)	$(285)	$(185)	$(195)	$(564)
Loan recoveries	180	576	310	85	492
NET (CHARGE-OFFS)/RECOVERIES	$(348)	$291	$125	$(110)	$(72)
Net charge-offs to average loans (annualized)	(0.02)%	0.02%	0.01%	(0.01)%	—%

Net (Charge-offs)/Recoveries by Loan Type:
Commercial and industrial	$(473)	$118	$95	$(155)	$188
Commercial tax exempt	—	—	—	—	—
Commercial real estate	—	183	27	30	189
Construction and land	—	—	—	—	—
Residential	—	—	—	—	100
Home equity	132	4	6	—	(562)
Consumer	(7)	(14)	(3)	15	13
NET (CHARGE-OFFS)/RECOVERIES	$(348)	$291	$125	$(110)	$(72)

LOAN QUALITY DATA:
Special mention loans	$92,623	$52,026	$58,133	$70,677	$86,787

Accruing classified loans [13]	87,948	57,922	63,278	53,883	42,521
Nonaccrual loans	24,314	16,103	17,565	17,155	12,019
Total classified	112,262	74,025	80,843	71,038	54,540
Criticized and classified loans	$204,885	$126,051	$138,976	$141,715	$141,327

Loans 30-89 days past due and accruing [14]	$14,852	$25,945	$4,179	$2,434	$17,715

[13] Accruing classified loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

14 At June 30, 2019, the Company had one loan totaling $0.9 million that was more than 90 days past due but still on accrual status. This loan originated in the New England region. The Company had no other loans outstanding more than 90 days past due but still on accrual status in comparative periods.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Average Balances, Yields, and Rates
Unaudited ($ in thousands)
	Average Balance			Interest Income/Expense			Average Yield/Rate
	1Q20	4Q19	1Q19	1Q20	4Q19	1Q19	1Q20	4Q19	1Q19
INTEREST-EARNING ASSETS
Cash and investments:
Taxable investment securities	$201,174	$201,535	$244,230	$868	$869	$1,185	1.73%	1.72%	1.94%
Non-taxable investment securities	315,681	311,705	306,868	1,998	1,976	1,901	2.53%	2.54%	2.48%
Mortgage-backed securities	520,629	489,927	521,788	2,787	2,568	2,897	2.14%	2.10%	2.22%
Short-term investments and other	147,482	130,519	79,603	1,071	1,210	908	2.89%	3.65%	4.58%
Total cash and investments	1,184,966	1,133,686	1,152,489	6,724	6,623	6,891	2.27%	2.33%	2.39%
Loans: [15]
Commercial and industrial	1,148,986	1,142,015	1,070,161	10,724	11,276	10,979	3.69%	3.86%	4.10%
Commercial real estate	2,582,305	2,562,380	2,398,413	27,482	28,285	28,151	4.21%	4.32%	4.69%
Construction and land	233,324	216,754	211,351	2,572	2,588	2,641	4.36%	4.67%	5.00%
Residential	2,850,833	2,934,786	2,972,945	23,468	24,275	25,545	3.29%	3.31%	3.44%
Home equity	86,048	84,632	90,646	952	965	1,121	4.45%	4.53%	5.02%
Other consumer	132,237	132,143	133,937	1,160	1,279	1,496	3.53%	3.84%	4.53%
Total loans	7,033,733	7,072,710	6,877,453	66,358	68,668	69,933	3.75%	3.83%	4.07%
Total earning assets	8,218,699	8,206,396	8,029,942	73,082	75,291	76,824	3.54%	3.62%	3.83%

LESS: Allowance for loan losses	51,730	75,283	75,537
Cash and due from banks	49,571	48,287	46,172
Other assets	562,851	559,350	493,148
TOTAL AVERAGE ASSETS	$8,779,391	$8,738,750	$8,493,725

INTEREST-BEARING LIABILITIES
Interest-bearing deposits: [16]
Savings and NOW	$638,926	$644,502	$674,872	$232	$252	$296	0.15%	0.16%	0.18%
Money market	3,753,045	3,632,258	3,341,397	9,657	11,449	10,072	1.03%	1.25%	1.22%
Certificates of deposit	668,818	680,466	775,817	2,907	3,322	3,690	1.75%	1.94%	1.93%
Total interest-bearing deposits [16]	5,060,789	4,957,226	4,792,086	12,796	15,023	14,058	1.02%	1.20%	1.19%
Junior subordinated debentures	106,363	106,363	106,363	917	966	1,121	3.41%	3.56%	4.22%
FHLB borrowings and other	455,813	591,682	615,985	2,112	3,177	3,307	1.83%	2.10%	2.15%
Total interest-bearing liabilities [16]	5,622,965	5,655,271	5,514,434	15,825	19,166	18,486	1.13%	1.34%	1.36%

Non-interest bearing demand deposits [16]	2,046,102	2,001,714	1,974,526
Payables and other liabilities	270,371	261,503	236,426
Total average liabilities	7,939,438	7,918,488	7,725,386
Redeemable noncontrolling interests	1,018	1,446	2,056
Average shareholders’ equity	838,935	818,816	766,283
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,779,391	$8,738,750	$8,493,725
Net interest income				$57,257	$56,125	$58,338
Interest rate spread							2.41%	2.28%	2.47%
Net interest margin							2.76%	2.70%	2.90%

Average total deposits [16]	$7,106,891	$6,958,940	$6,766,612				0.72%	0.86%	0.84%
Average total deposits and borrowings [16]	$7,669,067	$7,656,985	$7,488,960				0.83%	0.99%	1.00%

[15] Average loans includes Loans held for sale and Nonaccrual loans

[16] Average total deposits is the sum of Average total interest-bearing deposits and Average non-interest bearing demand deposits. Average total deposits and borrowings is the sum of Average total interest-bearing liabilities and Average non-interest bearing demand deposits.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Regional Loan Data
Unaudited ($ in thousands)
	1Q20	4Q19	3Q19	2Q19	1Q19
New England	$3,724,959	$3,776,747	$3,868,690	$3,957,221	$3,901,644
Northern California	1,618,668	1,532,786	1,559,569	1,538,441	1,499,626
Southern California	1,699,711	1,667,171	1,638,892	1,584,598	1,525,698
Total loans	$7,043,338	$6,976,704	$7,067,151	$7,080,260	$6,926,968

Loans (charged-off)/recovered, net:
New England	$15	$414	$275	$31	$222
Northern California	122	(10)	6	20	18
Southern California	(485)	(113)	(156)	(161)	(312)
Total net loans (charged-off)/recovered	$(348)	$291	$125	$(110)	$(72)

Special mention loans:
New England	$61,741	$21,691	$19,828	$35,235	$34,675
Northern California	5,947	5,227	4,821	10,360	23,486
Southern California	24,935	25,108	33,484	25,082	28,626
Total special mention loans	$92,623	$52,026	$58,133	$70,677	$86,787

Accruing classified loans:
New England	$50,483	$20,428	$21,830	$13,012	$15,830
Northern California	24,843	24,946	23,938	25,957	20,801
Southern California	12,622	12,548	17,510	14,914	5,890
Total accruing classified loans	$87,948	$57,922	$63,278	$53,883	$42,521

Nonaccruing loans:
New England	$11,965	$9,764	$8,999	$8,837	$6,161
Northern California	6,575	319	2,395	2,644	2,480
Southern California	5,774	6,020	6,171	5,674	3,378
Total nonaccruing loans	$24,314	$16,103	$17,565	$17,155	$12,019

[17] The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lenders' regional offices.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Reconciliations of Non-GAAP Financial Measures
Unaudited ($ in thousands)
	1Q20	4Q19	3Q19	2Q19	1Q19
ROACE AND ROATCE:
Net income attributable to the Company (GAAP) (A)	$800	$21,244	$19,962	$19,380	$19,442
ADD: Amortization of intangibles, net of tax	565	534	530	531	531
Tangible common net income (non-GAAP) (B)	$1,365	$21,778	$20,492	$19,911	$19,973

Total average shareholders’ equity (C)	$838,935	$818,816	$807,890	$790,844	$766,283
LESS: Average goodwill and intangibles, net	(67,586)	(68,031)	(68,359)	(68,889)	(69,498)
Average tangible common equity (non-GAAP) (D)	$771,349	$750,785	$739,531	$721,955	$696,785

ROACE (annualized) (A/C)	0.39%	10.29%	9.80%	9.83%	10.29%
ROATCE (annualized) (B/D)	0.72%	11.51%	10.99%	11.06%	11.63%

PRE-TAX, PRE-PROVISION INCOME:
Income before income taxes (GAAP)	$908	$28,129	$25,575	$24,818	$24,459
ADD BACK: Provision/ (credit) for loan losses	16,962	(3,668)	167	1,363	(1,426)
Pre-tax, pre-provision income (non-GAAP)	$17,870	$24,461	$25,742	$26,181	$23,033

CORE NET INTEREST INCOME AND MARGIN:
Net interest income (GAAP)	$57,257	$56,125	$56,153	$57,460	$58,338
LESS: Interest recovered on previous nonaccrual loans	7	24	180	—	258
Net interest income, excluding interest recovered while loans on nonaccrual status ("Core net interest income") (non-GAAP)	$57,250	$56,101	$55,973	$57,460	$58,080
Net interest margin, excluding interest recovered while loans on nonaccrual status ("Core net interest margin") (non-GAAP)	2.76%	2.70%	2.71%	2.78%	2.89%

TANGIBLE COMMON EQUITY:
Total shareholders’ equity (GAAP)	$828,792	$819,018	$808,688	$798,211	$778,819
LESS: Goodwill and intangibles, net	(67,244)	(67,959)	(68,229)	(68,491)	(69,162)
Tangible common equity (non-GAAP) (A)	$761,548	$751,059	$740,459	$729,720	$709,657

Total assets (GAAP)	$8,746,326	$8,830,501	$8,690,944	$8,712,873	$8,572,143
LESS: Goodwill and intangibles, net	(67,244)	(67,959)	(68,229)	(68,491)	(69,162)
Tangible assets (non-GAAP) (B)	$8,679,082	$8,762,542	$8,622,715	$8,644,382	$8,502,981

End of period shares outstanding (C)	81,800,486	83,265,674	83,241,952	83,774,335	83,773,650

Tangible common equity/ Tangible assets (non-GAAP) (A/B)	8.77%	8.57%	8.59%	8.44%	8.35%
Tangible book value per share (non-GAAP) (A/C)	$9.31	$9.02	$8.90	$8.71	$8.47

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Reconciliations of Non-GAAP Financial Measures
Unaudited ($ in thousands)
	1Q20	4Q19	3Q19	2Q19	1Q19
RETURN ON AVERAGE ASSETS:
Net income (GAAP) (A)	$800	$21,244	$19,962	$19,380	$19,442
Average assets (non-GAAP) (B)	8,779,391	8,738,750	8,665,352	8,679,506	8,493,725
Return on average assets (annualized) (non-GAAP) (A/B)	0.04%	0.96%	0.91%	0.90%	0.93%

EFFICIENCY RATIO:
Total noninterest expense (GAAP) (A)	$60,908	$58,457	$55,537	$55,659	$60,553
LESS: Amortization of intangibles	715	676	671	672	672
LESS: Restructuring	—	—	—	—	1,646
Total noninterest expense (non-GAAP) (B)	$60,193	$57,781	$54,866	$54,987	$58,235

Net interest income (GAAP)	$57,257	$56,125	$56,153	$57,460	$58,338
Total core fees and income (GAAP)	22,886	24,755	25,155	24,292	24,280
Total other income (GAAP)	(1,365)	2,038	(29)	88	968
Total revenue (GAAP) (C)	$78,778	$82,918	$81,279	$81,840	$83,586

Efficiency ratio (GAAP) (A/C)	77.3%	70.5%	68.3%	68.0%	72.4%
Efficiency ratio, excluding amortization of intangibles and restructuring, if any (non-GAAP) (B/C)	76.4%	69.7%	67.5%	67.2%	69.7%

OTHER INCOME/(LOSS): (GAAP)
Gain/(loss) on OREO, net	—	—	—	—	91
Other	(1,365)	2,038	(29)	88	877
Total other income/(loss) (GAAP)	$(1,365)	$2,038	$(29)	$88	$968

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Reconciliations of Non-GAAP measures: Operating Adjustments
Unaudited ($ in thousands, except share and per share data)
	1Q20	4Q19	3Q19	2Q19	1Q19
NET INCOME ATTRIBUTABLE TO THE COMPANY:
Net income attributable to the Company (GAAP)	$800	$21,244	$19,962	$19,380	$19,442
LESS: Gain on fair value of contingent considerations receivable [18]	—	1,109	—	—	—
ADD: Restructuring	—	—	—	—	1,646
Tax effect at statutory rate	—	322	—	—	(346)
Net income attributable to the Company (non-GAAP)	$800	$20,457	$19,962	$19,380	$20,742

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Net Income Attributable to Common Shareholders (GAAP)	$1,214	$21,342	$20,266	$18,564	$20,999
LESS: Gain on fair value of contingent considerations receivable [18]	—	1,109	—	—	—
ADD: Restructuring	—	—	—	—	1,646
Tax effect at statutory rate	—	322	—	—	(346)
Net income attributable to the common shareholders, treasury stock method, excluding notable items (non-GAAP)	$1,214	$20,555	$20,266	$18,564	$22,299

Weighted average diluted shares outstanding	83,318,041	83,637,786	83,956,708	84,048,972	84,010,450
Diluted earnings per share (GAAP)	$0.01	$0.26	$0.24	$0.22	$0.25
Diluted earnings per share, excluding notable items (non-GAAP)	$0.01	$0.25	$0.24	$0.22	$0.27

Average common equity (non-GAAP)	$838,935	$818,816	$807,890	$790,844	$766,283
Average tangible common equity (non-GAAP)	$771,349	$750,785	$739,531	$721,955	$696,785
ROACE, excluding notable items (non-GAAP)	0.39%	9.91%	9.80%	9.83%	10.98%
ROATCE, excluding notable items (non-GAAP)	0.72%	11.09%	10.99%	11.06%	12.38%

Pre-tax, pre-provision income (non-GAAP)	$17,870	$24,461	$25,742	$26,181	$23,033
LESS: Gain on fair value of contingent considerations receivable [18]	—	1,109	—	—	—
ADD: Restructuring	—	—	—	—	1,646
Pre-tax, pre-provision income, excluding notable items (non-GAAP)	$17,870	$23,352	$25,742	$26,181	$24,679

18 In the fourth quarter of 2019, there was a $1.1 million gain related to the revaluation of the fair value of the estimated future cash flows related to the BOS contingent consideration receivable.